Exhibit 10.15


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                                 [FORM OF]


             SECOND PRIORITY MORTGAGE, ASSIGNMENT OF LEASES AND
                                   RENTS,
                 SECURITY AGREEMENT AND FINANCING STATEMENT



                                    FROM



                                 [          ]

                          AS SUBSIDIARY GUARANTOR,
                               THE MORTGAGOR,


                                     TO


                         WILMINGTON TRUST COMPANY,

        AS COLLATERAL TRUSTEE FOR THE SECOND PRIORITY DEBT PARTIES,
                               THE MORTGAGEE,

                  ----------------------------------------


                                   DATED:

                                 PREMISES:

                  ----------------------------------------




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                             TABLE OF CONTENTS
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                                                                PAGE
                                                                ----
                                 ARTICLE 1


SECTION 1.01.  Title.............................................4
SECTION 1.02.  Senior Loan Documents.............................5
SECTION 1.03.  Second Priority Debt Documents; Second Priority
               Subsidiary Guarantee Agreement....................6
SECTION 1.04.  Payment of Taxes, Liens and Charges...............6
SECTION 1.05.  Payment of Closing Costs..........................7
SECTION 1.06.  Plans, Alterations and Waste; Repairs.............7
SECTION 1.07.  Insurance.........................................8
SECTION 1.08.  Casualty Condemnation/Eminent Domain..............8
SECTION 1.09.  Assignment of Leases and Rents....................8
SECTION 1.10.  Restrictions on Transfers and Encumbrances........9
SECTION 1.11.  Security Agreement...............................10
SECTION 1.12.  Filing and Recording.............................10
SECTION 1.13.  Further Assurances...............................10
SECTION 1.14.  Additions to Mortgaged Property..................11
SECTION 1.15.  No Claims Against Mortgagee......................11
SECTION 1.16.  Fixture Filing...................................11
SECTION 1.17.  Notice Regarding Special Flood Hazards...........11

                                 ARTICLE 2
                           DEFAULTS AND REMEDIES

SECTION 2.01.  Events of Default................................12
SECTION 2.02.  Demand for Payment...............................12
SECTION 2.03.  Rights to Take Possession, Operate and Apply
                 Revenues.......................................12
SECTION 2.04.  Right to Cure Mortgagor's Failure to Perform.....13
SECTION 2.05.  Right to a Receiver..............................13
SECTION 2.06.  Foreclosure and Sale.............................14
SECTION 2.07.  Other Remedies...................................14
SECTION 2.08.  Application of Sale Proceeds and Rents...........15
SECTION 2.09.  Mortgagor as Tenant Holding Over.................15
SECTION 2.10.  Waiver of Appraisement, Valuation, Stay,
                 Extension and Redemption Laws..................16
SECTION 2.11.  Discontinuance of Proceedings....................16
SECTION 2.12.  Suits to Protect the Mortgaged Property..........16
SECTION 2.13.  Filing Proofs of Claim...........................16
SECTION 2.14.  Possession by Mortgagee..........................16
SECTION 2.15.  Waiver...........................................17
SECTION 2.16.  Remedies Cumulative..............................17

                                 ARTICLE 3
                               MISCELLANEOUS

SECTION 3.01.  Partial Invalidity...............................18
SECTION 3.02.  Notices..........................................18
SECTION 3.03.  Successors and Assigns...........................18
SECTION 3.04.  Satisfaction and Cancellation....................18
SECTION 3.05.  Definitions......................................19
SECTION 3.06.  Rules of Interpretation..........................19
SECTION 3.07.  Multistate Real Estate Transaction...............19
SECTION 3.08.  Subordination; Intercreditor Agreement...........20
SECTION 3.09.  Collateral Trust and Intercreditor Agreement.....20
SECTION 3.10.  Amendments in Writing............................20

                                 ARTICLE 4
                           PARTICULAR PROVISIONS

SECTION 4.01.  Applicable Law; Certain Particular Provisions....21

Exhibit A      Description of Land
Exhibit B      Premises Located in a Special Flood Hazard Area
Appendix A     Local Law Provisions
Appendix B     Definitions Annex


      THIS SECOND PRIORITY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT dated as of June ___, 2000 (this "SECOND PRIORITY MORTGAGE"), by the Subsidiary Guarantor listed on the cover page hereof, having an office, care of Rite Aid Corporation, at 30 Hunter Lane, Camp Hill, Pennsylvania 17011 (the "MORTGAGOR"), to WILMINGTON TRUST
COMPANY, a Delaware banking corporation, having an office at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 ( the "MORTGAGEE"), as Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties.

      Unless otherwise specifically defined herein, each capitalized term used herein that is defined in the Definitions Annex shall have the meaning assigned to such term in the Definitions Annex attached hereto as Appendix B.

                              WITNESSETH THAT:

      (A) Reference is made to the Senior Credit Agreement dated as of the date hereof (the "SENIOR CREDIT AGREEMENT"), among Rite Aid Corporation, a Delaware Corporation (the "BORROWER"), the banks from time to time party thereto and Citicorp USA, Inc., as Senior Administrative Agent and Senior Collateral Agent for the banks and the Collateral Trust and Intercreditor Agreement dated as of the date hereof (the "COLLATERAL TRUST AND INTERCREDITOR AGREEMENT"), among Rite Aid Corporation, certain subsidiaries of Rite Aid Corporation, Wilmington Trust Company as Second Priority Collateral Trustee and Citicorp USA, Inc., as Senior Collateral Agent, and each Second Priority Representative, as amended from time to time.

      (B) Reference is made to the Senior Mortgage dated as of the date hereof (the "SENIOR MORTGAGE"), with Citicorp USA, Inc., as Senior Collateral Agent pursuant to which the Mortgagor has granted to the Senior Collateral Agent a first mortgage lien on the property described herein. The lien of this Second Priority Mortgage is intended by the Mortgagor and the Mortgagee to be junior and subordinate to the lien of the Senior Mortgage.

      (C) Reference is also made to Second Priority Debt Documents, including (i) the RCF Facility dated as of June 12, 2000, among Rite Aid Corporation, the banks party thereto and Morgan Guaranty Trust Company of New York, as administrative agent (the "RCF FACILITY"), (ii) the PCS Facility dated as of June 12, 2000, among Rite Aid Corporation, the banks party thereto and Morgan Guaranty Trust Company of New York, as administrative agent (the "PCS FACILITY"), (iii) the Exchange Debt Facility dated as of June 12, 2000, among Rite Aid Corporation, the banks party thereto and Morgan Guaranty Trust Company of New York, as administrative agent (the "EXCHANGE DEBT FACILITY"), (iv) the 10.50% Senior Secured Notes Due 2002 of Rite Aid (i) issued in exchange for certain 5.50% Notes Due 2000 of Rite Aid and 6.70% Notes Due 2001 of Rite Aid or (ii) issued on the Closing Date to SPV and to be transferred to SSB, JPM and their respective transferees and assignees pursuant to the Forward Commitment Agreement (the "EXCHANGE NOTES"), (v) the Amendment No. 3 to Note Agreement, Amendment No. 4 to Guaranty Agreement, Amendment No. 1 to Put Agreement (the "Omnibus Agreement") dated as of June 12, 2000 relating to the Adjustable Rate Senior Secured Notes due August 15, 2002 originally issued by Finco, Inc. and guaranteed by Rite Aid Corporation pursuant to separate Note Agreements dated as of September 30, 1996 (the "FINCO FACILITY"), and (vi) certain synthetic leases entered into by Subsidiary Guarantors and guaranteed by Rite Aid having an aggregate discounted present value of approximately $214,000,000, as amended and restated as of the Closing Date (the "SYNTHETIC LEASE FACILITIES").

       (D) Mortgagor is a wholly owned subsidiary of the Borrower and will derive substantial benefit from the amendment to and extensions of the Second Priority Debt Documents. In order to induce the Second Priority Debt Parties to among other things amend and extend the Second Priority Debt Documents, the Mortgagor has agreed to (i) guarantee, among other things, the due and punctual payment and performance of all of the Second Priority Debt Obligations of the Borrower under the Second Priority Debt Documents pursuant to the terms of the Second Priority Subsidiary Guarantee Agreement dated as of even date herewith (the "SECOND PRIORITY SUBSIDIARY GUARANTEE AGREEMENT") made by Mortgagor and certain other subsidiaries of Borrower (each, a "SUBSIDIARY GUARANTOR") in favor of Mortgagee in its capacity as Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties, and (ii) execute and deliver this Second Priority Mortgage in the form hereof to secure all of the Second Priority Debt Obligations guaranteed by Mortgagor pursuant to the Second Priority Subsidiary Guarantee Agreement.

      (E) Pursuant to the requirements of the Second Priority Debt Documents the Mortgagor therefore grants this Second Priority Mortgage to create a second lien on and a security interest in the Mortgaged Property (as defined herein) to secure the payment and performance by the Mortgagor of the Second Priority Debt Obligations. The Second Priority Debt Documents also requires the granting by the other Subsidiary Guarantors of mortgages, deeds of trust and deeds to secure debt (the "OTHER MORTGAGES") that create liens on and security interests in certain parcels of real property and related fixtures (each, an "OTHER MORTGAGED PROPERTY") to secure the payment and performance of the Second Priority Debt Obligations.



                              GRANTING CLAUSES

      NOW, THEREFORE, IN CONSIDERATION OF the foregoing and in order to secure the due and punctual payment and performance of the Second Priority Debt Obligations for the benefit of the Second Priority Debt Parties, Mortgagor hereby grants, conveys, mortgages, assigns and pledges to the Mortgagee and its successors and assigns forever, a security interest in, all the following described property (the "MORTGAGED PROPERTY") whether now owned or held or hereafter acquired:

     (1) the land more particularly described on Exhibit A hereto (the "LAND"), together with all rights appurtenant thereto which may, by their terms or as a matter of law, be conveyed or assigned along with the Land, including the easements over certain other adjoining land granted by any easement agreements, covenant or restrictive agreements and all air rights, mineral rights, water rights, oil and gas rights and development rights, if any, relating thereto, and also together with all of the other easements, rights, privileges, interests, hereditaments and appurtenances thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired (the "PREMISES");

     (2) all buildings, improvements, structures, paving, parking areas, walkways and landscaping now or hereafter erected or located upon the Land, and all fixtures of every kind and type affixed to the Premises or attached to or forming part of any structures, buildings or improvements and replacements thereof now or hereafter erected or located upon the Land (the "IMPROVEMENTS");

     (3) all apparatus, appliances, building materials, equipment, fittings, machinery and other articles of tangible personal property of every kind and nature, and replacements thereof owned by Mortgagor and now or at any time hereafter affixed to the Improvements or the Premises, including all pumps, tanks, machinery, apparatus, equipment, lifts, fire sprinklers and alarm systems, fire prevention or control systems, cleaning rigs, air conditioning, heating, boilers, refrigerating, electronic monitoring, water, loading, unloading, lighting, power, sanitation, waste removal, communications, partitions, lighting fixtures, freezers, refrigerators, walk- in coolers, signs (indoor and outdoor), and all other items of tangible personal property of any kind affixed to the Improvements or the Premises, it being understood that the enumeration of any specific articles of property shall in no way result in or be held to exclude any items of property not specifically mentioned (the property referred to in this subparagraph (3), the "FIXTURES");

     (4) all general intangibles owned by Mortgagor and relating to design, development, operation, management and use of the Premises or the Improvements, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations and consents ob tained from and all materials prepared for filing or filed with any governmental agency in connection with the development, use, operation or management of the Premises and Improvements, all construction, service, engineering, consulting, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises and Improvements, all architectural drawings, plans, specifications, soil tests, feasibility studies, appraisals, environmental studies, engineering reports and similar materials relating to any portion of or all of the Premises and Improvements, and all payment and performance bonds or warranties or guarantees relating to the Premises or the Improvements, all to the extent assignable (the "PERMITS, PLANS AND WARRANTIES");

     (5) all now or hereafter existing leases or licenses (under which Mortgagor is landlord or licensor) and subleases (under which Mortgagor is sublandlord), concession, management, mineral or other agreements of a similar kind that permit the use or occupancy of the Premises or the Improvements for any purpose in return for any payment, or the extraction or taking of any gas, oil, water or other minerals from the Premises in return for payment of any fee, rent or royalty (collectively, "LEASES"), and all agreements or contracts for the sale or other disposition of all or any part of the Premises or the Improvements, now or hereafter entered into by Mortgagor, together with all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable thereunder ("RENTS");

     (6) all real estate tax refunds and all proceeds of the conversion, voluntary or involuntary, of any of the Mortgaged Property into cash or liquidated claims ("PROCEEDS"), including Proceeds of insurance maintained by the Mortgagor and condemnation awards, any awards that may become due by reason of the taking by eminent domain or any transfer in lieu thereof of the whole or any part of the Premises or Improvements or any rights appurtenant thereto, and any awards for change of grade of streets, together with any and all moneys now or hereafter on deposit for the payment of real estate taxes, assessments or common area charges levied against the Mortgaged Property, unearned premiums on policies of fire and other insurance maintained by the Mortgagor covering any interest in the Mortgaged Property or required by the Second Priority Debt Documents; and

     (7) all extensions, improvements, betterments, renewals, substitutes and replacements of and all additions and appurtenances to, the Land, the Premises, the Improvements, the Fixtures, the Permits, Plans and Warranties and the Leases, hereinafter acquired by or released to the Mortgagor or constructed, assembled or placed by the Mortgagor on the Land, the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, deed of trust, conveyance, assignment or other act by the Mortgagor, all of which shall become subject to the lien of this Second Priority Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described herein.

      TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee, its successors and assigns, for the ratable benefit of the Second Priority Debt Parties, forever, subject only to the Permitted Encumbrances (as hereinafter defined) and to satisfaction and cancellation as provided in
Section 3.04.



                                 ARTICLE 1


                REPRESENTATIONS, WARRANITES AND COVENANTS OF
                                 MORTGAGOR

      Mortgagor agrees, covenants, represents and/or warrants as follows:

      SECTION 1.01.  Title.  (a)  Mortgagor has good and marketable title to:

     (i)   an indefeasible fee estate in the Land and Improvements; and

     (ii)  all of the Fixtures;

subject only to (A) the Senior Mortgage, (B) liens, pledges, charges and other encumbrances which (x) do not secure indebtedness for borrowed money or (y) are identified in Section 4.16(a) of the Senior Credit Agreement or in the Second Priority Debt Documents and (C) minor defects in title that do not interfere with the ability of Mortgagor or any other subsidiary of the Borrower to conduct its business as presently conducted or to utilize the Mortgaged Property for its intended purpose (collectively, the "PERMITTED ENCUMBRANCES").

     (b) There are no Leases affecting the Land or the Improvements except as disclosed in the Second Priority Debt Documents.

     (c) Mortgagor is not obligated under, and the Mortgaged Property is not bound by or subject to, any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein.

     (d) The granting of this Second Priority Mortgage is within Mortgagor's corporate powers and has been duly authorized by all necessary corporate, and, if required, stockholder action. This Mortgage has been duly executed and delivered by Mortgagor and constitutes a legal, valid and binding obligation of Mortgagor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (e) This Mortgage, when duly recorded in the appropriate public records and when financing statements are duly filed in the appropriate public records, will create a valid, perfected and enforceable second-priority lien upon and security interest in all the Mortgaged Property subject only to the Permitted Encumbrances. As of the date hereof, there are no defenses or offsets to this Second Priority Mortgage that will be asserted by Mortgagor or its affiliates (or any third party defense or offset now known to Mortgagor or its affiliates) or to any of the Second Priority Debt Obligations secured hereby for so long as any portion of the Second Priority Debt Obligations remains outstanding. Mortgagor will forever warrant and defend its title to the Mortgaged Property, the rights of Mortgagee therein under this Second Priority Mortgage and the validity and priority of the lien of this Second Priority Mortgage against the claims of all persons and parties except those having rights under Permitted Encumbrances, to the extent of those rights.

      SECTION 1.02. Senior Loan Documents. The Mortgagor hereby covenants that (i) the Mortgagor shall promptly pay when due and payable the principal, interest and other charges mentioned in and made payable by the Senior Loan Documents; (ii) the Mortgagor shall promptly perform and observe all of the terms, covenants and conditions required to be performed and observed by the Mortgagor under the Senior Loan Documents within the grace and cure periods provided in the Senior Loan Documents; (iii) the Mortgagor shall notify the Mortgagee (A) promptly prior to the expiration of any applicable grace and cure period for which provision is made in the Senior Loan Documents of any monetary default, and (B) promptly after the expiration of any applicable grace and cure period for which provision is made in the Senior Loan Documents of any non-monetary default by the Mortgagor in the performance or observance of any of the terms, covenants or conditions on the part of the Mortgagor to be performed or observed under the Senior Loan Documents; and (iv) the Mortgagor shall (A) promptly notify the Mortgagee of the receipt by the Mortgagor of any notice from the holders of the Senior Obligations asserting or claiming a default by the Mortgagor in the performance or observance of any of the terms, covenants or conditions on the part of the Mortgagor to be performed or observed under the Senior Loan Documents, and (B) promptly cause a copy of each such notice to be delivered to the Mortgagee.

      SECTION 1.03. Second Priority Debt Documents; Second Priority Subsidiary Guarantee Agreement. (a) This Mortgage is given pursuant to the Second Priority Debt Documents and the Second Priority Subsidiary Guarantee Agreement. Each and every term and provision of the Second Priority Debt Documents and the Second Priority Subsidiary Guarantee Agreement (excluding the governing law provisions thereof), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties thereto shall be considered as if a part of this Second Priority Mortgage.

     (b) If Mortgagee exercises any of its rights or remedies under this Second Priority Mortgage, or if any actions or proceedings (including any bankruptcy, insolvency or reorganization proceedings) are commenced in which Mortgagee is made a party and is obliged to defend or uphold or enforce this Second Priority Mortgage or the rights of Mortgagee hereunder or the terms of any Lease, or if a condemnation proceeding is instituted affecting the Mortgaged Property, Mortgagor will pay all reasonable sums, including reasonable attorneys' fees and disbursements, incurred by Mortgagee related to the exercise of any remedy or right of Mortgagee pursuant hereto and the reasonable expenses of any such action or proceeding together with all statutory or other costs, disbursements and allowances, interest thereon from the date of demand for payment thereof at the lesser of (i) the rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) equal to the sum of (A) the rate of interest publically announced by Citibank in New York, New York, from time to time as its "base rate", plus
(B) 2.00% and (ii) the rate which, together with all fees, charges and other amounts which are treated as interest on such amounts under applicable law, constitutes the maximum lawful rate which may be contracted for, charged, taken, received or reserved by Mortgagee in accordance with applicable law (the "DEFAULT INTEREST RATE"), and such sums and the interest thereon shall, to the extent permissible by law, be a lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching or accruing subsequent to the recording of this Second Priority Mortgage and shall be secured by this Second Priority Mortgage to the extent permitted by law. Any payment of amounts due under this Second Priority Mortgage not made on or before the due date for such payments shall accrue interest daily without notice from the due date until paid at the Default Interest Rate, and such interest at the Default Interest Rate shall be paid by Mortgagor to Mortgagee within 10 days after Mortgagor's receipt of notice from the Mortgagee that it is due.

      SECTION 1.04. Payment of Taxes, Liens and Charges. (a) Except to the extent they are being contested in the manner permitted by the Second Priority Debt Documents, Mortgagor will pay and discharge from time to time prior to the time when the same shall become delinquent, and before any interest or penalty accrues thereon or attaches thereto, (i) all taxes and assessments (general and special), water and sewer rents and/or charges, public or private impositions, levies, dues, permit, inspection and license fees, vault charges, service charges, public or private common area charges or maintenance charges, utility charges of every kind and nature which may become liens on the Mortgaged Property with priority over the lien of this Second Priority Mortgage and (ii) all other material public or private charges, whether created or evidenced by recorded or unrecorded documents or of a like or different nature, imposed upon or assessed against the Mortgaged Property or any part thereof or upon the Rents from the Mortgaged Property or arising in respect of the occupancy, use, operation or possession thereof.

     (b) In the event of the passage of any state, Federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof (i) deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or in any manner changing or modifying the laws now in force governing the taxation of this Second Priority Mortgage or debts secured by mortgages or deeds of trust (other than laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and (ii) imposing a tax to be paid by Mortgagee, either directly or indirectly, on this Second Priority Mortgage or any of the Second Priority Debt Documents, or requiring an amount of taxes to be withheld or deducted therefrom, Mortgagor will promptly notify Mortgagee of such event. In such event, (A) Mortgagor shall at the request of Mortgagee, execute an instrument or agreement which obligates Mortgagor to make such additional payments as may be necessary to place Mortgagor and the Second Priority Debt Parties in the same economic position they would have been in with respect to the Second Priority Debt Obligations if such law, order, rule or regulation had not been passed and (B) Mortgagor shall make such additional payments.

     (c) At any time that an Event of Default (as hereinafter defined) shall occur and be continuing, or if required by any law applicable to Mortgagor or to Mortgagee, then in accordance with the terms of the Collateral Trust and Intercreditor Agreement, Mortgagee shall have the right to direct Mortgagor to make an initial deposit on account of real estate taxes and assessments, insurance premiums and common area charges, levied against or payable in respect of the Mortgaged Property in advance and thereafter on a quarterly basis, each such deposit to be equal to one-quarter of any such annual charges estimated in a reasonable manner by Mortgagee in order to accumulate with Mortgagee sufficient funds to pay such taxes, assessments, insurance premiums and charges. Any such deposits held by Mortgagee shall be returned to Mortgagor within 30 days after this Second Priority Mortgage is released or satisfied as provided in Section 3.04.

      SECTION 1.05. Payment of Closing Costs. Mortgagor shall pay all reasonable costs incurred by or on behalf of the Mortgagee in connection with, relating to or arising out of the preparation, execution and recording of this Second Priority Mortgage, including title company charges, inspection costs, recording fees and taxes, attorneys', engineers' and consultants' fees and disbursements and all other, similar expenses of every kind.

      SECTION 1.06. Plans, Alterations and Waste; Repairs. (a) To the extent the same exist on the date hereof or are obtained in connection with future permitted alterations, Mortgagor shall maintain a complete set of final plans, specifications, blueprints and drawings for the Mortgaged Property either at the Mortgaged Property or in a particular office at the headquarters of Mortgagor to which Mortgagee shall have access upon reasonable advance notice and at reasonable times.

     (b)   Mortgagor shall not:

     (i) demolish or remove all or any material portion of the Improvements;

     (ii) commit any waste on the Mortgaged Property or make any alterations to the Mortgaged Property which would materially diminish the utility of Mortgaged Property in the conduct of the business of the Mortgagor or its affiliates as conducted thereon on the date hereof;

     (iii) change the use of the Mortgaged Property or take any other action with respect to the Mortgaged Property if it would materially increase the risk of fire or any other hazard or violate the terms of any insurance policy required by Section 1.07 hereof;

without the consent of the Mortgagee in each instance, such consent not to be unreasonably withheld or delayed.

     (c) Mortgagor will keep and maintain the Improvements and the Fixtures in good repair, working order and condition, reasonable wear and tear excepted.

      SECTION 1.07. Insurance. Mortgagor will purchase and maintain liability insurance, insurance on the Improvements and Fixtures and other insurance in accordance with the terms of the Second Priority Debt Documents.

      SECTION 1.08. Casualty Condemnation/Eminent Domain. Mortgagor shall give Mortgagee prompt written notice of any casualty or other damage to the Mortgaged Property or any proceeding for the taking of the Mortgaged Property or any portion thereof or interest therein under power of eminent domain or by condemnation or any similar proceeding. The proceeds received by or on behalf of the Mortgagor in respect of any such casualty, damage or taking shall constitute trust funds held by the Mortgagor for the benefit of the Second Priority Debt Parties to be applied in accordance with the terms of the Collateral Trust and Intercreditor Agreement.

      SECTION 1.09. Assignment of Leases and Rents. (a) Mortgagor hereby irrevocably and absolutely grants, transfers and assigns all of its right title and interest in all Leases, together with any and all extensions and renewals thereof for purposes of securing and discharging the performance by Mortgagor of the Second Priority Debt Obligations. Mortgagor has not assigned or executed any assignment of, and will not assign or execute any assignment of, any other Lease or their respective Rents to anyone other than Mortgagee and the Senior Collateral Agent.

     (b) Without Mortgagee's prior written consent, which shall not be unreasonably withheld or delayed, Mortgagor will not enter into, modify, amend, terminate or consent to the cancellation or surrender of any Lease.

     (c) Subject to Section 1.09(d), Mortgagor has assigned and transferred to Mortgagee all of Mortgagor's right, title and interest in and to the Rents now or hereafter arising from each Lease heretofore or hereafter made or agreed to by Mortgagor, it being intended that this assignment establish, subject to Section 1.09(d), an absolute transfer and assignment of all Rents and all Leases to Mortgagee and not merely to grant a security interest therein. Subject to Section 1.09(d), Mortgagee may in Mortgagor's name and stead (with or without first taking possession of any of the Mortgaged Property personally or by receiver as provided herein) operate the Mortgaged Property and rent, lease or let all or any portion of any of the Mortgaged Property to any party or parties at such rental and upon such terms as Mortgagee shall, in its sole discretion, determine, and may collect and have the benefit of all of said Rents arising from or accruing at any time thereafter or that may thereafter become due under any Lease.

     (d) So long as an Event of Default shall not have occurred and be continuing, Mortgagee will not exercise any of its rights under Section 1.09(c), and Mortgagor shall receive and collect the Rents accruing under any Lease; but after the happening and during the continuance of any Event of Default, subject to prior rights under the Senior Loan Documents, the Mortgagee may, at its option, receive and collect all Rents and enter upon the Premises and Improvements through its officers, agents, employees or attorneys for such purpose and for the operation and maintenance thereof. Mortgagor hereby irrevocably authorizes and directs each tenant, if any, and each successor, if any, to the interest of any tenant under any Lease, respectively, to rely upon any notice of a claimed Event of Default sent by Mortgagee to any such tenant or any of such tenant's successors in interest, and thereafter to pay Rents to Mortgagee without any obligation or right to inquire as to whether an Event of Default actually exists and even if some notice to the contrary is received from the Mortgagor, who shall have no right or claim against any such tenant or successor in interest for any such Rents so paid to Mortgagee. Each tenant or any of such tenant's successors in interest from whom Mortgagee or any officer, agent, attorney or employee of Mortgagee shall have collected any Rents, shall be authorized to pay Rents to Mortgagor only after such tenant or any of their successors in interest shall have received written notice from Mortgagee that the Event of Default is no longer continuing, unless and until a further notice of an Event of Default is given by Mortgagee to such tenant or any of its successors in interest.

     (e) Mortgagee will not become a mortgagee in possession so long as it does not enter or take actual possession of the Mortgaged Property. In addition, Mortgagee shall not be responsible or liable for performing any of the obligations of the landlord under any Lease, for any waste by any tenant, or others, for any dangerous or defective conditions of any of the Mortgaged Property, for negligence in the management, upkeep, repair or control of any of the Mortgaged Property or any other act or omission by any other person.

     (f) Mortgagor shall furnish to Mortgagee, within 45 days after a request by Mortgagee to do so (but no more frequently than twice annually), a written statement containing the names of all tenants, subtenants and concessionaires of the Premises or Improvements, the terms of any Lease, the space occupied and the rentals or license fees payable thereunder.

      SECTION 1.10. Restrictions on Transfers and Encumbrances. Except as expressly permitted by the Senior Loan Documents, Second Priority Debt Documents and this Second Priority Mortgage, Mortgagor shall not directly or indirectly sell, convey, alienate, assign, lease, sublease, license, mortgage, pledge, encumber or otherwise transfer, create, consent to or suffer the creation of any lien, charges or any form of encumbrance upon any interest in or any part of the Mortgaged Property, or be divested of its title to the Mortgaged Property or any interest therein in any manner or way, whether voluntarily or involuntarily (other than resulting from a condemnation), or engage in any common, cooperative, joint, time-sharing or other congregate ownership of all or part thereof.

      SECTION 1.11. Security Agreement. This Mortgage is both a mortgage of real property and a grant of a security interest in personal property, and shall constitute and serve as a "Security Agreement" within the meaning of the uniform commercial code as adopted in the state wherein the Premises are located ("UCC"). Mortgagor has hereby granted unto Mortgagee a security interest in and to all the Mortgaged Property described in this Second Priority Mortgage that is not real property, and simultaneously with the recording of this Second Priority Mortgage, Mortgagor has filed or will file UCC financing statements, and will file continuation statements prior to the lapse thereof, at the appropriate offices in the state in which the Premises are located to perfect the security interest granted by this Second Priority Mortgage in all the Mortgaged Property that is not real property. Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in- fact and agent, for Mortgagor and in its name, place and stead, in any and all capacities, to execute any document and to file the same in the appropriate offices (to the extent it may lawfully do so), and to perform each and every act and thing reasonably requisite and necessary to be done to perfect the security interest contemplated by the preceding sentence. Mortgagee shall have all rights with respect to the part of the Mortgaged Property that is the subject of a security interest afforded by the UCC in addition to, but not in limitation of, the other rights afforded Mortgagee hereunder and under the Security Agreement.

      SECTION 1.12. Filing and Recording. Mortgagor will cause this Second Priority Mortgage, any other security instrument creating a security interest in or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the security interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration and recording fees, all Federal, state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges, and all reasonable expenses incidental to or arising out of or in connection with the execution, delivery and recording of this Second Priority Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Fixtures or any instrument of further assurance.

      SECTION 1.13. Further Assurances. Upon demand by Mortgagee, Mortgagor will, at the cost of Mortgagor and without expense to Mortgagee, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall from time to time reasonably require for the better conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Second Priority Mortgage, or for filing, registering or recording this Second Priority Mortgage, and on demand, Mortgagor will also execute and deliver and hereby appoints Mortgagee as its true and lawful attorney-in-fact and agent, for Mortgagor and in its name, place and stead, in any and all capacities, to execute and file to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments reasonably requested by Mortgagee to evidence more effectively the lien hereof upon the Fixtures and to perform each and every act and thing requisite and necessary to be done to accomplish the same.

      SECTION 1.14. Additions to Mortgaged Property. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property hereafter acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor upon the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien and security interest of this Second Priority Mortgage as fully and completely and with the same effect as though now owned by Mortgagor and specifically described in the grant of the Mortgaged Property above, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Second Priority Mortgage.

      SECTION 1.15. No Claims Against Mortgagee. Nothing contained in this Second Priority Mortgage shall constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, nor as giving Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Mortgagee in respect thereof.

      SECTION 1.16. Fixture Filing. Certain portions of the Mortgaged Property are or will become "fixtures" (as that term is defined in the UCC) on the Land, and this Second Priority Mortgage, upon being filed for record in the real estate records of the county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said UCC upon such portions of the Mortgaged Property that are or become fixtures. The addresses of the Mortgagor, as debtor, and Mortgagee, as secured party, are set forth in the cover page of this Second Priority Mortgage.

      SECTION 1.17. Notice Regarding Special Flood Hazards. Mortgagee has informed Mortgagor, and Mortgagor hereby acknowledges that it realizes, that the Premises listed on Exhibit B is in an area identified by the Director of the Federal Emergency Management Agency as a "special flood hazard area" described in 12 C.F.R. ss.22.2, and Mortgagor hereby acknowledges that it has received, as of the date hereof, the notice regarding Federal disaster relief assistance referred to in the Appendix to 12 C.F.R. Part 22.


                                 ARTICLE 2
                           DEFAULTS AND REMEDIES

      SECTION 2.01. Events of Default. Any event of default under the Second Priority Debt Documents shall constitute an Event of Default under this Second Priority Mortgage.

      SECTION 2.02. Demand for Payment. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, if an Event of Default shall occur and be continuing, then, upon written demand of Mortgagee, Mortgagor will pay to Mortgagee all amounts due hereunder and under the Second Priority Debt Documents and such further amount as shall be sufficient to cover the costs and expenses of collection, including attorneys' fees, disbursements and expenses incurred by Mortgagee, and Mortgagee shall be entitled and empowered to institute an action or proceedings at law or in equity for the collection of the sums so due and unpaid, to prosecute any such action or proceedings to judgment or final decree, to enforce any such judgment or final decree against Mortgagor and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

      SECTION 2.03. Rights to Take Possession, Operate and Apply Revenues. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, (a) if an Event of Default shall occur and be continuing, Mortgagor shall, upon demand of Mortgagee, forthwith surrender to Mortgagee actual possession of the Mortgaged Property and, if and to the extent not prohibited by applicable law, Mortgagee itself, or by such officers or agents as it may appoint, may then enter and take possession of all the Mortgaged Property without the appointment of a receiver or an application therefor, and exclude Mortgagor and its agents and employees wholly therefrom.

     (b) If Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after such demand by Mortgagee, Mortgagee may to the extent not prohibited by applicable law, obtain a judgment or decree conferring upon Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of the Mortgaged Property to Mortgagee, to the entry of which judgment or decree Mortgagor hereby specifi cally consents. Mortgagor will pay to Mortgagee, upon demand, all reasonable expenses of obtaining such judgment or decree, including reasonable compensation to Mortgagee's attorneys and agents with interest thereon at the Default Interest Rate; and all such expenses and compensation shall, until paid, be secured by this Second Priority Mortgage.

     (c) Upon every such entry or taking of possession, Mortgagee may, to the extent not prohibited by applicable law, hold, store, use, operate, manage and control the Mortgaged Property, conduct the business thereof and, from time to time, (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, (ii) purchase or otherwise acquire additional fixtures, personalty and other property, (iii) insure or keep the Mortgaged Property insured, (iv) manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor to the same extent as Mortgagor could in its own name or otherwise with respect to the same, or
(v) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Mortgagee, all as may from time to time be directed or determined by Mortgagee to be in its best interest and Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact and agent, for Mortgagor and in its name, place and stead, in any and all capacities, to perform any of the foregoing acts. Mortgagee may collect and receive all the Rents, issues, profits and revenues from the Mortgaged Property, including those past due as well as those accruing thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes), (ii) the costs of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions, (iii) the costs of insurance, (iv) such taxes, assessments and other similar charges as Mortgagee may at its option pay, (v) other proper charges upon the Mortgaged Property or any part thereof and (vi) the compensation, expenses and disbursements of the attorneys and agents of Mortgagee, Mortgagee shall apply the remainder of the moneys and proceeds so received in accordance with Section 2.08 hereof.

     (d) Whenever, before any sale of the Mortgaged Property under Section 2.06, all Second Priority Debt Obligations that are then due shall have been paid and all Events of Default fully cured, Mortgagee will surrender possession of the Mortgaged Property back to Mortgagor, its successors or assigns. The same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.

      SECTION 2.04. Right to Cure Mortgagor's Failure to Perform. Should Mortgagor fail in the payment, performance or observance of any term, covenant or condition (with respect to the Mortgaged Property) set forth in this Second Priority Mortgage or under the Senior Loan Documents or the Second Priority Debt Documents for 10 days after notice of such failure from Mortgagee (in the case of a monetary default) or 20 days after notice of such failure from Mortgagee (in the case of a non-monetary default), Mortgagee may pay, perform or observe the same, and all payments made or costs or expenses incurred by Mortgagee in connection therewith shall be secured hereby and shall be repaid by Mortgagor to Mortgagee with interest thereon at the Default Interest Rate from the date incurred within 10 days after demand made by Mortgagee. Mortgagee shall be the judge using reasonable discretion of the necessity for any such actions and of the amounts to be paid. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, Mortgagee is hereby empowered to enter and to authorize others to enter upon the Premises or the Improvements or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation to so perform or observe and without thereby becoming liable to Mortgagor, to any person in possession holding under Mortgagor or to any other person.

      SECTION 2.05. Right to a Receiver. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, if an Event of Default shall occur and be continuing, Mortgagee, upon application to a court of competent jurisdiction, shall be entitled as a matter of right to the appointment of a receiver (which may be Mortgagee or an employee of Mortgagee) to take possession of and to operate the Mortgaged Property and to collect and apply the Rents. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Mortgaged Property is located. Mortgagor shall pay to Mortgagee upon demand all reasonable expenses, including receiver's fees, reasonable attorney's fees and disbursements, costs and agent's compensation incurred pursuant to the provisions of this Section 2.05; and all such expenses shall be secured by this Second Priority Mortgage and shall be, without demand, immediately repaid by Mortgagor to Mortgagee with interest thereon at the Default Interest Rate.

      SECTION 2.06. Foreclosure and Sale. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, (a) if an Event of Default shall occur and be continuing, Mortgagee may elect to sell the Mortgaged Property or any part of the Mortgaged Property by exercise of the power of foreclosure or of sale granted to Mortgagee by applicable law or this Second Priority Mortgage. In such case, Mortgagee may commence a civil action to foreclose this Second Priority Mortgage, or it may proceed and sell the Mortgaged Property to satisfy any Second Priority Debt Obligation. Mortgagee or an officer appointed by a judgment of foreclosure to sell the Mortgaged Property, may sell all or such parts of the Mortgaged Property as may be chosen by Mortgagee at the time and place of sale fixed by it in a notice of sale, either as a whole or in separate lots, parcels or items as Mortgagee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. Mortgagee or an officer appointed by a judgment of foreclosure to sell the Mortgaged Property may postpone any foreclosure or other sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale. Without further notice, Mortgagee or an officer appointed to sell the Mortgaged Property may make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. Any person, including Mortgagor or Mortgagee or any designee or affiliate thereof, may purchase at such sale.

     (b) The Mortgaged Property may be sold subject to unpaid taxes and Permitted Encumbrances, and, after deducting all costs, fees and expenses of Mortgagee (including costs of evidence of title in connection with the sale), Mortgagee or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section 2.08.

     (c) Any foreclosure or other sale of less than the whole of the Mortgaged Property or any defective or irregular sale made hereunder shall not exhaust the power of foreclosure or of sale provided for herein; and subsequent sales may be made hereunder until the Second Priority Debt Obligations have been satisfied, or the entirety of the Mortgaged Property has been sold.

     (d) If an Event of Default shall occur and be continuing, Mortgagee may instead of, or in addition to, exercising the rights described in
Section 2.06(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to specifically enforce payment of some or all of the Second Priority Debt Obligations, or the performance of any term, covenant, condition or agreement of this Second Priority Mortgage or any other Second Priority Debt Document or any other right, or (ii) to pursue any other remedy available to Mortgagee, all as Mortgagee shall determine most effectual for such purposes.

      SECTION 2.07. Other Remedies. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, (a) in case an Event of Default shall occur and be continuing, Mortgagee may also exercise, to the extent not prohibited by law, any or all of the remedies available to a secured party under the UCC.

     (b) In connection with a sale of the Mortgaged Property or any Fixtures and the application of the proceeds of sale as provided in Section 2.08, Mortgagee shall be entitled to enforce payment of and to receive up to the principal amount of the Second Priority Debt Obligations, plus all other charges, payments and costs due under this Second Priority Mortgage, and to recover a deficiency judgment for any portion of the aggregate principal amount of the Second Priority Debt Obligations remaining unpaid, with interest.

      SECTION 2.08. Application of Sale Proceeds and Rents. After any foreclosure sale of all or any portion of the Mortgaged Property, Mortgagee shall receive and apply the proceeds of the sale together with any Rents that may have been collected and any other sums that may then be held by Mortgagee under this Second Priority Mortgage as follows:

            FIRST, to the payment of the costs and expenses of such sale, including compensation to Mortgagee's attorneys and agents, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee under this Second Priority Mortgage, together with interest at the Default Interest Rate on all advances made by Mortgagee, including all taxes, assessments (or other charges) (except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold) and the cost of removing any liens or encumbrances (except any liens or encumbrances subject to which the Mortgaged Property was sold);

            SECOND, to the Mortgagee for the distribution to the Second Priority Debt Parties for the satisfaction of the Second Priority Debt Obligations owed to the Second Priority Debt Parties; and

            THIRD, to the Mortgagor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

      The Mortgagee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Second Priority Mortgage. In the event of any inconsistency between this Section 2.08 and the Collateral Trust and Intercreditor Agreement, the Collateral Trust and Intercreditor Agreement shall control. Upon any sale of the Mortgaged Property by the Mortgagee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Mortgagee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Mortgaged Property so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Mortgagee or such officer or be answerable in any way for the misapplication thereof.

      SECTION 2.09. Mortgagor as Tenant Holding Over. If Mortgagor remains in possession of any of the Mortgaged Property after any foreclosure sale by Mortgagee, at Mortgagee's election Mortgagor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

      SECTION 2.10. Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Mortgagor waives, to the extent not prohibited by law, (i) the benefit of all laws now existing or that hereafter may be enacted (x) providing for any appraisement or valuation of any portion of the Mortgaged Property and/or (y) in any way extending the time for the enforcement or the collection of amounts due under any of the Second Priority Debt Obligations or creating or extending a period of redemption from any sale made in collecting said debt or any other amounts due Mortgagee, (ii) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any homestead exemption, stay, statute of limitations, extension or redemption, or sale of the Mortgaged Property as separate tracts, units or estates or as a single parcel in the event of foreclosure or notice of deficiency, and
(iii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the Second Priority Debt Obligations and marshaling in the event of foreclosure of this Second Priority Mortgage.

      SECTION 2.11. Discontinuance of Proceedings. In case Mortgagee shall proceed to enforce any right, power or remedy under this Second Priority Mortgage by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had been taken.

      SECTION 2.12. Suits to Protect the Mortgaged Property. Mortgagee shall have power (a) to institute and maintain suits and proceedings to prevent any impairment of the Mortgaged Property by any acts that may be unlawful or in violation of this Second Priority Mortgage, (b) to preserve or protect its interest in the Mortgaged Property and in the Rents arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order would impair the security or be prejudicial to the interest of Mortgagee hereunder.

      SECTION 2.13. Filing Proofs of Claim. In case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor, Mortgagee shall, to the extent permitted by law, be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the Second Priority Debt Obligations secured by this Second Priority Mortgage at the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or other amounts due or that may become due and payable hereunder after such date.

      SECTION 2.14. Possession by Mortgagee. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, any of its property or the Mortgaged Property, Mortgagee shall be entitled, to the extent not prohibited by law, to remain in possession and control of all parts of the Mortgaged Property now or hereafter granted under this Second Priority Mortgage to Mortgagee in accordance with the terms hereof and applicable law.

      SECTION 2.15. Waiver. (a) No delay or failure by Mortgagee to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy given by this Second Priority Mortgage to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee. No consent or waiver by Mortgagee to or of any breach or Event of Default by Mortgagor in the performance of the Second Priority Debt Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or of any other Second Priority Debt Obligations by Mortgagor hereunder. No failure on the part of Mortgagee to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by Mortgagee of its rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by Mortgagor.

     (b) Even if Mortgagee (i) grants some forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein or under the Second Priority Debt Documents, (iv) releases a part of the Mortgaged Property from this Second Priority Mortgage, (v) agrees to change some of the terms, covenants, conditions or agreements of any of the Second Priority Debt Documents, (vi) consents to the filing of a map, plat or replat affecting the Premises, (vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating Mortgagee's lien on the Mortgaged Property hereunder; no such act or omission shall preclude Mortgagee from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument executed by Mortgagee, shall this Second Priority Mortgage be altered thereby. In the event of the sale or transfer by opera tion of law or otherwise of all or part of the Mortgaged Property, Mortgagee is hereby authorized and empowered to deal with any vendee or transferee with reference to the Mortgaged Property secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

      SECTION 2.16. Remedies Cumulative. No right, power or remedy conferred upon or reserved to Mortgagee by this Second Priority Mortgage is intended to be exclusive of any other right, power or remedy, and each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.


                                 ARTICLE 3
                               MISCELLANEOUS

      SECTION 3.01. Partial Invalidity. In the event any one or more of the provisions contained in this Second Priority Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such validity, illegality or unenforceability shall, at the option of Mortgagee, not affect any other provision of this Second Priority Mortgage, and this Second Priority Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

      SECTION 3.02. Notices. All notices, requests, demands and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Mortgagee, at its address at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 or facsimile number (302) 651 8882 and (y) in the case of the Mortgagor, at the addresses, in care of Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011 or facsimile number (717) 975 3764. Each such notice, request or other communication shall be effective if given by facsimile, when such communication is transmitted to the facsimile number specified in this Section and confirmation of receipt is received, if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or if given by any other means, when delivered at the address specified in this Section.

      SECTION 3.03. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises and the Improvements and shall apply to, bind and inure to, the benefit of the permitted successors and assigns of Mortgagor and the successors and assigns of Mortgagee.

      SECTION 3.04. Satisfaction and Cancellation. (a) The conveyance to Mortgagee of the Mortgaged Property as security created and consummated by this Second Priority Mortgage shall be null and void when all the Second Priority Debt Obligations have been indefeasibly paid in full in accordance with the terms of the Second Priority Debt Documents and no further Second Priority Debt Obligations are outstanding.

     (b) Upon a sale or financing by Mortgagor of all or any portion of the Mortgaged Property that is permitted by the Senior Loan Documents and the Second Priority Debt Documents and the application of the Net Proceeds of such sale or financing in accordance with the Collateral Trust and Intercreditor Agreement or Second Priority Debt Documents, as applicable, the lien of this Second Priority Mortgage shall be released from the applicable portion of the Mortgaged Property. Mortgagor shall give the Mortgagee reasonable written notice of any sale or financing of the Mortgaged Property prior to the closing of such sale or financing.

     (c) In connection with any termination or release pursuant to paragraph (a), the Mortgage shall be marked "satisfied" by the Mortgagee, and this Second Priority Mortgage shall be cancelled of record at the request and at the expense of the Mortgagor. Mortgagee shall execute any documents reasonably requested by Mortgagor to accomplish the foregoing or to accomplish any release contemplated by this Section 3.04 and Mortgagor will pay all costs and expenses, including reasonable attorneys' fees, disbursements and other charges, incurred by Mortgagee in connection with the preparation and execution of such documents.

      SECTION 3.05. Definitions. As used in this Second Priority Mortgage, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) "INCLUDING" shall mean "including but not limited to"; (b) "PROVISIONS" shall mean "provisions, terms, covenants and/or conditions"; (c) "LIEN" shall mean "lien, charge, encumbrance, security interest, mortgage or deed of trust"; (d) "OBLIGATION" shall mean "obligation, duty, covenant and/or condition"; and (e) "any of the Mortgaged Property" shall mean "the Mortgaged Property or any part thereof or interest therein". Any act that Mortgagee is permitted to perform hereunder may be performed at any time and from time to time by Mortgagee or any person or entity designated by Mortgagee. Any act that is prohibited to Mortgagor hereunder is also prohibited to all lessees of any of the Mortgaged Property, except to the extent that a Lease executed prior to the date hereof expressly permits such act without the consent of the Mortgagor or the holder of any mortgage. Each ap pointment of Mortgagee as attorney-in-fact for Mortgagor under the Mortgage is irrevocable, with power of substitution and coupled with an interest. Subject to express provisions to the contrary contained in this Second Priority Mortgage, Mortgagee has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder. To the extent that this Second Priority Mortgage provides that any particular consent, approval, acceptance or satisfaction is subject to the terms of the Second Priority Debt Documents, it shall be granted or withheld as provided in the Second Priority Debt Documents.

      SECTION 3.06. Rules of Interpretation. References in this Second Priority Mortgage to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Second Priority Mortgage unless otherwise specifically provided. Any defined terms may, unless the context otherwise requires, be used in the singular or plural depending on the reference. "Include" or "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words in a visible form. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and assigns of such Person. References "from" or "through" any date mean, unless otherwise specified, "from and including" or "through and including", respectively.

      SECTION 3.07. Multistate Real Estate Transaction. Mortgagor acknowledges that this Second Priority Mortgage is one of a number of Other Mortgages that secure the Second Priority Debt Obligations. Mortgagor agrees that the lien of this Second Priority Mortgage shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Mortgagee, and without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Mortgagee of any security for or guarantees of any of the Second Priority Debt Obligations hereby secured, or by any failure, neglect or omission on the part of Mortgagee to realize upon or protect any Second Priority Debt Obligation or indebtedness hereby secured or any collateral security therefor including the Other Mortgages and other Second Priority Debt Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Second Priority Debt Obligations secured or of any of the collateral security therefor, including the Other Mortgages and other Second Priority Debt Documents or of any guarantee thereof, and Mortgagee may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Mortgages and other Second Priority Debt Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Mortgagee's rights and remedies under any or all of the Other Mortgages and other Second Priority Debt Documents shall not in any manner impair the indebtedness hereby secured or the lien of this Second Priority Mortgage and any exercise of the rights or remedies of Mortgagee hereunder shall not impair the lien of any of the Other Mortgages and other Second Priority Debt Documents or any of Mortgagee's rights and remedies thereunder. Mortgagor specifically consents and agrees that Mortgagee may exercise its rights and remedies hereunder and under the Other Mortgages and other Second Priority Debt Documents separately or concurrently and in any order that it may deem appropriate and waives any rights of subrogation.

      SECTION 3.08. Subordination; Intercreditor Agreement. The lien of this Second Priority Mortgage is junior and subordinate to the lien of any mortgage now or hereafter granted to Citicorp USA, Inc. and its successors and assigns, as collateral agent for certain secured parties, including the lenders from time to time party to that certain Senior Credit Agreement dated as of the date hereof, as amended, replaced or refinanced from time to time, with Rite Aid Corporation and its successors and assigns in accordance with the provisions of the Collateral Trust and Intercreditor Agreement.

      SECTION 3.09. Collateral Trust and Intercreditor Agreement. Notwithstanding any provision to the contrary contained herein, the terms of this Second Priority Mortgage, the Liens created hereby, and the rights and remedies of the Second Priority Collateral Trustee and the Second Priority Debt Parties hereunder, are subject to the Collateral Trust and Intercreditor Agreement.

      SECTION 3.10. Amendments in Writing. None of the terms or provisions of this Second Priority Mortgage may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Mortgagor and the Second Priority Collateral Trustee with the written consent of the Second Priority Instructing Group, provided that (i) any provision of this Second Priority Mortgage may be waived by the Second Priority Instructing Group pursuant to a letter or agreement executed by the Second Priority Collateral Trustee or by telecopy transmission from the Second Priority Collateral Trustee, in either case with the prior written consent of the Second Priority Instructing Group and (ii) any amendment, waiver, supplement or other modification which by its terms adversely affects the rights of the Second Priority Debt Parties under a particular Second Priority Facility in a manner different from its effect on the other Second Priority Facilities shall only be effective with the consent of the Second Priority Representative for each Second Priority Facility so adversely affected.


                                 ARTICLE 4
                           PARTICULAR PROVISIONS

      This Mortgage is subject to the following provisions relating to the particular laws of the state wherein the Premises are located:

      SECTION 4.01. Applicable Law; Certain Particular Provisions. This Mortgage shall be governed by and construed in accordance with the internal law of the State in which the Mortgaged Property is located without regard to principles of conflicts of laws and Mortgagor and Mortgagee agree to submit to jurisdiction and the laying of venue for any suit on this Second Priority Mortgage in such state, except that the internal laws of the State of New York (without regard to principles of conflicts of laws) shall govern (i) those terms and conditions contained in the Second Priority Debt Documents and/or the Second Priority Subsidiary Guarantee Agreement which are incorporated by reference herein and (ii) the resolution of issues arising under the Second Priority Debt Documents and/or the Second Priority Subsidiary Guarantee Agreement to the extent that such resolution is necessary to the interpretation of this Second Priority Mortgage. The terms and provisions set forth in Appendix A attached hereto are hereby incorporated by reference as though fully set forth herein. In the event of any conflict between the terms and provisions contained in the body of this Second Priority Mortgage and the terms and provisions set forth in Appendix A, the terms and provisions set forth in Appendix A shall govern and control.



            [The balance of this page intentionally left blank]


      IN WITNESS WHEREOF, this Second Priority Mortgage has been duly executed and delivered to Mortgagee by Mortgagor on the date of the acknowledgment attached hereto.

                             [NAME OF Mortgagor], a
                             [                         ],


                             By:
                                 ----------------------------------
                                 Name:
                                 Title:

Attest:


By:
    ----------------------
    Name:
    Title:



[Corporate Seal]



                    [NEED LOCAL FORM OF ACKNOWLEDGMENT]



                                                                      EXHIBIT A
                                                                    TO MORTGAGE





                          Description of the Land



                                                                      EXHIBIT B





                                Premises in
                         Special Flood Hazard Area



                                                                     APPENDIX A
                                                                    TO MORTGAGE





                            Local Law Provisions



                                                                     APPENDIX B
                                                                TO THE MORTGAGE

                             Definitions Annex